EXHIBIT 32.1


                            CERTIFICATION  PURSUANT  TO
                             18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

     In  connection  with  the  Annual  Report  of  Security  Biometrics,  Inc.
(the
"Company") on Form 10-KSB for the year ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michel Berty,
Chief  Executive  Officer  of  the  Company,  certify,  pursuant  to  18
U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that;

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/  Michel  Berty
----------------------
Chief  Executive  Officer

November  14,  2003



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